Landmark Infrastructure Partners LP Investor Presentation  September 2017

Landmark Infrastructure Partners LP Disclaimer This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above- and below-market rents, impairments, acquisition-related expenses, unit-based compensation and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distribution paid and maintenance capital expenditures. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward-looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2016, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. LMRK assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements in this presentation. This presentation may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward-looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Statements regarding the following subjects are forward-looking by their nature: market trends and LMRK’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. 2

Landmark Infrastructure Partners LP Partnership Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Common Unit Price.1.: $16.55 Market Capitalization.2.: $380 million 8.6% Current Yield.1.: $0.2875 per unit Minimum Quarterly Distribution (MQD): Most Recent Distribution.3.: $0.355 per unit for Q2 2017 (10th Consecutive Quarterly Distribution Increase) Acquisitions: Year-to-date.4., we have acquired 107 assets for total consideration of approximately $82 million LMRK currently has 2,126 tenant sites.4. (representing approximately 200% growth since the initial public offering in November 2014) Series A Preferred Unit Price.1.: $25.07 (Nasdaq: LMRKP) LMRKP Yield.1.: 8.0% $25.05 (Nasdaq: LMRKO) Series B Preferred Unit Price.1.: 7.9% LMRKO Yield.1.: As of August 31, 2017. Based on total outstanding common and subordinated units of approximately 22.9 million, as of July 31, 2017. Announced July 19, 2017. As of July 31, 2017. 1. 2. 3. 4. 3

Landmark Infrastructure Partners LP Partnership Milestones Drop-Down Acquisition #4; First ROFO Drop-Down 8/18/2015 LMRK Initial Public Offering 11/19/2014 Drop-Down Acquisition #10 8/8/2016 Drop-Down Acquisition #1 3/4/2015 Drop-Down Acquisitions #6,7; ROFO Drop-Downs 11/19/2015 Drop-Down Acquisition #13 12/22/2016 Drop-Down Acquisition #2 4/8/2015 Drop-Down Acquisition #8 12/18/2015 Drop-Down Acquisition #14 6/8/2017 Drop-Down Acquisitions #11,12; ROFO Drop-Down 8/30/2016 Drop-Down Acquisition #9 4/20/2016 Drop-Down Acquisition #15 7/28/2017 2015 2016 2017 Recurrent Solar Acquisition 10/31/2016 Drop-Down Acquisition #3 7/21/2015 Ericsson/Landmark Microgrid Announcement 5/18/2017 REIT Subsidiary Structure Completed 7/31/2017 Drop-Down Acquisition #5 9/21/2015 Penteon/Landmark Partnership Announcement 6/14/2017 Unit Exchange Program (UEP) Launch 3/21/2016 4

Landmark Infrastructure Partners LP Overview of Our Assets Our portfolio consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries 99%+ property operating margins, no maintenance capex Effectively triple net leases Organic growth through contractual rent escalators, lease modifications, lease-up and renewals Utility Power Project Rent Real Property Interest Owner Wireless Carrier "B" Wireless Carrier "A" Advertiser “Face A” Advertiser “Face B” Rent Rent Rent Rent Tower Owner Outdoor Advertiser (Billboard Owner) Rent Rent Real Property Interest Owner Real Property Interest Owner 5

Landmark Infrastructure Partners LP Wireless Infrastructure Opportunities The Partnership will selectively deploy the Zero Site solution on its existing real estate interests along with new acquisition opportunities Ericsson microgrid includes battery storage applications and grid-control software The Zero Site is designed for macro, mini macro and small cell deployments and will support IoT, carrier densification needs, private LTE networks and other wireless solutions The Partnership’s Sponsor and Ericsson recently announced the selection of Ericsson to deploy the Zero Site microgrid solution across North America Self-contained, neutral-host smart pole is designed for carrier and other wireless operator colocation Cellular Radio Access Wi-Fi Radio Access Wi-Fi Radio Access Utility Radio Access Private Radio Access Zero Site 6

LANDMARK INFRASTRUCTURE

Landmark Infrastructure Partners LP

Our asset portfolio represents less than 1% of the total U.S. market

- **Significant:** Over 360,000 locations
- **Growing:** New wireless sites alone added each year are expected to be ~2x our existing portfolio(1)
- **Fragmented:**
  - Most individual property owners in this industry have only 1 or 2 locations
  - #1 tower company and #1 billboard company own 10% or less of the land under their assets(2)

Wireless Communication



More than 153,000 locations(1)

U.S. Tower Locations
(thousands)



151
152
150
152
153
170
2012
2013
2014
2015
2016
2020P

Outdoor Advertising



More than 165,000 locations(3)

U.S. Outdoor Advertising Revenue
($ in billions)



$6.9
$7.0
$7.3
$7.7
$8.0
$8.3
$8.7
$9.0
$9.4
$9.7
$10.1
$10.5
$10.9
$11.3
2013
2014
2015
2016
2017P
2018P
2019P
2020P
2021P
2022P
2023P
2024P
2025P
2026P

Renewable Power Generation



More than 48,000 locations(3)

U.S. Wind and Solar Capacity(4)
(gigawatts)



Solar
Wind
Wind + Solar (% of Total Capacity)
360
300
240
180
120
60
0
30%
25%
20%
15%
10%
5%
0%
4.6%
6.0%
6.3%
7.2%
8.3%
9.8%
26.1%
2
3
6
10
13
21
150
46
59
60
64
72
81
186
2011
2012
2013
2014
2015
2016
2050P

1. Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020.
2. Rank based on total market capitalization; Per SNL Kagan, American Tower and Lamar (as of 12/31/16) held ownership interests in approximately 9% and 10%, respectively, of the land underlying their assets.
3. Source: SNL Kagan, Outdoor Advertising Association of America ("OAAA") and American Wind Energy Association ("AWEA")
4. Source: Annual Energy Outlook 2017 - Energy Information Administration ("EIA").

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Landmark Infrastructure Partners LP Our Portfolio We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our “Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets Asset Portfolio 2,126 Tenant Sites.1,2. Tier 1.3. Tenants < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 99 Leased Tenant Sites 100+ Leased Tenant Sites As of July 31, 2017. 38 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. 1. 2. 3. 8

LANDMARK INFRASTRUCTURE

Landmark Infrastructure Partners LP

Highlights

Stable and Predictable Distributions[1]

Stable Cash Flow

- Long-lived assets with effectively triple net leases
- 96% occupancy, 99% historical lease renewal rate

Strategic Locations Leased to Tier 1 Tenants

- Difficult-to-replicate locations in major population centers
- 88% of revenues from Tier 1 tenants[2] for their essential operations

Significant Diversification

- 2,126 tenant sites[3] in our existing portfolio
- Diversified across 50 states, Washington, D.C., and various international locations

Multiple Growth Drivers

Organic Growth with No Capex

- Contractual rent escalators
- Rent increases through lease modifications, renewals, lease-up and revenue sharing

Aligned Sponsor Committed to Growth

- Additional ~860 assets[4] under management with Landmark Dividend and affiliates, plus third-party acquisition opportunities
- Sponsor owns a 15% interest[5]

1. As of June 30, 2017.
2. "Tier 1" tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants.
3. As of July 31, 2017.
4. As of June 30, 2017; Includes approximately 620 assets that are subject to the Partnership's right of first offer (ROFO).
5. As of July 31, 2017, includes both common and subordinated units.

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Landmark Infrastructure Partners LP Stable Cash Flow from Long-Lived Assets Effectively triple net leases Long-Lived Assets.2. < 1% property operating expenses.1. No property tax or insurance obligations No maintenance capital expenditures Remaining Real Property Interest Term (% of Rents) 77+ years.5. 96% occupancy.2. 99% historical lease renewal rate No commodity exposure Approximately 80% of total borrowings fixed including:.2. Perpetual | 35% 50-99 yrs | 28% 40-49 yrs | 18% $195 million through swaps with a 4.19% combined rate $112 million in secured notes at a fixed rate of 4.27% 30-39 yrs | 9% 20-29 yrs | 6% <20 yrs | 4% Remaining Lease Term (% of Rents) Annual G&A expense cap.3. High margins 25+ years.6. > 90% Adjusted EBITDA margin.4. For the two-year period ended June 30, 2017, property operating expenses were less than 1% of revenue. As of June 30, 2017. Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. For the twelve-month period ended June 30, 2017. Average remaining term as of June 30, 2017. Assumes 99-year term for perpetual assets. Including remaining renewal options. 1. 2. 3. 15+ yrs | 60% 10-14 yrs | 17% 4. <5 yrs | 11% 5-9 yrs | 12% 5. 6. 1

Landmark Infrastructure Partners LP Strategic Locations 1. …underlying operationally critical assets… 2. …into which tenants made significant investments... Wireless: Highly interconnected networks; Growing capacity/coverage Key traffic locations, favorable zoning restrictions with “grandfather clauses” Solar/wind corridors, proximity to transmission interconnects Typically $200,000 to $300,000.1. for tower plus cost of wireless equipment Billboards: vs. $2,070.2. average monthly ground rent Renewables: 3. …in major markets... 4. …that are difficult to replicate and costly to relocate Top Market Locations (by BTA Rank).3. (% of quarterly rental revenue) Significant zoning, permitting and regulatory hurdles in finding suitable new locations Time and cost of construction at a new site Vacating tenant must often return the property to its original condition New York, NY 18% 101+ 13% Los Angeles, CA 10% Top 21-100 23% Chicago, IL 7% Top 4-20 29% Source: SNL Kagan. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended June 30, 2017. As of June 30, 2017. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. 1. 2. 3. 11

Quarterly Rental Revenue Breakdown(2) Landmark Infrastructure Partners LP Highly Desired by Tier 1 Tenants Large, publicly-traded companies with national footprints.1. No single tenant accounts for more than 15% of revenue Quarterly Rental Revenue Breakdown.2. Outdoor Advertising Renewable Power Generation Total Others Duke Energy Southern California Edison Pacific Gas & Electric 16% 3% 1% 10% 2% Total Others Lamar Advertising Clear Channel Outdoor OUTFRONT Media 19% 3% 3% 8% 5% Tower Companies Wireless Carriers 18% 1% 2% 9% 6% Total Others SBA Communications Crown Castle American Tower Total Others Verizon Sprint T-Mobile AT&T Mobility 47% 5% 9% 10% 12% 11% Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended June 30, 2017. Excludes interest income on receivables. 1. 2. 12

Landmark Infrastructure Partners LP Multiple Growth Drivers Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Lease Modifications, Lease-Up and Renewals ~860 AUM with Sponsor & Affiliates.1. Ongoing Sponsor Acquisitions Contractual Escalators Third-Party Portfolios Tax-Deferred Exchange As of June 30, 2017; Includes approximately 620 assets that are subject to the Partnership’s right of first offer (ROFO). 1. 13

Landmark Infrastructure Partners LP Organic Growth with No Capital Expenditures 93% of our leases have contractual rent escalators 86% fixed rate increases with an average annual escalation rate of approximately 2.5% Contractual Rent Escalators.1. 7% tied to CPI Total Wireless Capital Expenditures.2. Wireless technology upgrades ($ in billions) $32.9 $33.0 $31.7 $29.0 Expansion of premises $28.4 Increased Rent Through Lease Modifications and renewals $26.5 $23.2 Digital billboard conversions Lamar and Clear Channel spent over 30% of capex on digital billboards.3. Below-market leases 2012 2013 2016 2014 2010 2015 2011 U.S. Outdoor Advertising Revenue Increase in billboard advertising revenue Participation in Tenant Revenue Growth ($ in billions) $11.3 $10.9 $10.5 Rooftop equipment modifications or expansion of premises $10.1 $9.7 $9.4 $9.0 $8.7 $8.3 $8.0 $7.7 $7.3 $7.0 $6.9 $6.7 Source: SNL Kagan and OAAA. '13 '12 '14 '15 '16 '17P '18P '19P '25P '20P '21P '22P '26P '24P '23P 1. As of June 30, 2017. Includes amounts disclosed by publicly-traded wireless carriers. Per fiscal year 2016 10-K filings. 2. 3. 14

Landmark Infrastructure Partners LP Assets Under Management with Sponsor and Affiliates AUM with Sponsor and affiliates alone would significantly increase the size of our existing portfolio Approximately 860 available assets.1. Substantially similar characteristics to our initial asset portfolio 99% occupancy Average remaining lease term of 22+ years.3. Geographically diverse (49 states and Australia) Average remaining real property interest term of 76+ years .2. Renewable Power Generation 14% Tenant Sites 2,126 860 2,986 Asset Portfolio.4.: Sponsor & Affiliates.1.: Combined: Outdoor Advertising 18% Wireless Communication 68% % of Total U.S. Market 2,986 / 360,000 = ~0.8% ~860 Tenant Sites As of June 30, 2017; Includes approximately 620 assets that are subject to the Partnership’s right of first offer (ROFO). Assumes term of 99 years for perpetual assets. Including renewal options. As of July 31, 2017. 1. 2. 3. 4. 15

LANDMARK INFRASTRUCTURE

Landmark Infrastructure Partners LP

Aligned Sponsor Driving Growth

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and an 15% LP interest[1] in us

Sponsor's Footprint (U.S., Australia, Canada and the U.K.)[2]


Landmark Office
Origination team members
Australia
United Kingdom
Canada

Sponsor's Organizational Structure

149 Employees[1]

Acquisitions
Asset Origination, Due Diligence and Closing
Staff Count: 107

- Lead Generation
- Appointment Setting
- Price Negotiation
- Sales Force Management
- Underwriting
- Document Negotiation
- Closing
- Funding

Administration
Asset Sales, Finance and Administration
Staff Count: 42

- Capital Raising
- Capital Management
- Investor Relations
- Investor Reporting
- Information Technology
- Accounting, Tax & Treasury
- Human Resources
- Asset Management

1. As of July 31, 2017.
2. Including JV Partners.

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Landmark Infrastructure Partners LP Sponsor Expertise in an Industry with High Barriers to Entry Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Origination Illustration Sponsor’s Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception Lead Generation Asset Origination Underwriting and Closing Asset Management Approximately 15,000 Meetings Per Year Proprietary, internally- sourced National acquisition force Proprietary database of transactions Proprietary database of current market leases Comprehensive underwriting Approximately 3,500 Transactions Negotiated Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform 500 to 700 Sites Closed ~10-12%.1. of Transactions 1 to 2 real property interests per transaction. 1. 17

Landmark Infrastructure Partners LP Third-Party Acquisitions Tax-efficient MLP/REIT capital structure Directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform Large portfolios Direct from property owners Alternative Currency (Unit Exchange Program) Common units used for tax deferred exchanges Cash flow diversification Defer taxable gains Potential growth in value Option to sell their common units when they wish to obtain cash Expand our Universe of Potential Acquisition Opportunities to Drive Accretive Growth 18

Landmark Infrastructure Partners LP Disciplined and Flexible Financial Strategy No commodity price risk 99%+ property operating margins with no maintenance capex Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates Maintain Predictable And Stable Cash Flows Accretive acquisitions of third-party portfolios Accretive drop-down acquisitions from Sponsor originations Contractual escalators Lease rate increases from lease renewals of below-market leases Deliver Consistent Distribution Growth Efficient tax structure with no UBTI or state-sourced income Policies to ensure consistent and growing distributions Target leverage: < 50% debt-to-total market capitalization Appropriate fixed vs. floating interest rate exposure Disciplined Financial Policies 19

Landmark Infrastructure Partners LP Appendix 20

Landmark Infrastructure Partners LP Non-GAAP Financial Measures We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below. the viability of acquisitions and the returns on investment of various investment opportunities. our ability to incur and service debt and fund capital expenditures; and the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions paid and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. EBITDA, Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: 21

LANDMARK INFRASTRUCTURE

Landmark Infrastructure Partners LP

Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow

	Six Months Ended June 30,			
	2017	2016[1]		
	Landmark Infrastructure Partners LP	Landmark Infrastructure Partners LP	Drop-down Assets Predecessor	Consolidated Results
Revenue				
Rental revenue	$ 24,644	$ 15,160	$ 4,348	$ 19,508
Expenses				
Management fees to affiliate	—	—	146	146
Property operating	161	72	2	74
General and administrative	2,845	2,145	—	2,145
Acquisition-related	752	335	92	427
Amortization	6,368	4,241	1,066	5,307
Impairments	848	—	—	—
Total expenses	10,974	6,793	1,306	8,099
Other income and expenses				
Interest and other income	738	425	134	559
Interest expense	(8,154)	(4,715)	(1,905)	(6,620)
Unrealized loss on derivatives	(50)	(4,851)	(116)	(4,967)
Gain on sale of real property interests	—	374	—	374
Total other income and expenses	(7,466)	(8,767)	(1,887)	(10,654)
Net income (loss)	$ 6,204	$ (400)	$ 1,155	$ 755
Add:				
Interest expense	8,154	4,715	1,905	6,620
Amortization expense	6,368	4,241	1,066	5,307
EBITDA	$ 20,726	$ 8,556	$ 4,126	$ 12,682
Less:				
Gain on sale of real property interests	—	(374)	—	(374)
Straight line rent adjustments	(217)	(54)	(119)	(173)
Amortization of above- and below-market rents	(652)	(588)	(149)	(737)
Add:				
Impairments	848	—	—	—
Acquisition-related expenses	752	335	92	427
Unrealized loss on derivatives	50	4,851	116	4,967
Unit-based compensation	105	105	—	105
Deemed capital contribution to fund general and administrative expense reimbursement[2]	2,029	1,619	—	1,619
Adjusted EBITDA	$ 23,641	$ 14,450	$ 4,066	$ 18,516
Less:				
Expansion capital expenditures	(59,153)	(8,027)	—	(8,027)
Cash interest expense	(7,243)	(4,287)	(1,549)	(5,836)
Distributions to preferred unitholders	(2,854)	(382)	—	(382)
Distributions to noncontrolling interest holders	(7)	—	—	—
Add:				
Borrowings and capital contributions to fund expansion capital expenditures	59,153	8,027	—	8,027
Distributable cash flow	$ 13,537	$ 9,781	$ 2,517	$ 12,298

1. During the year ended December 31, 2016, the Partnership completed five drop-down acquisitions from Landmark and affiliates (the "Drop-down Assets"). The assets and liabilities acquired are recorded at the historical cost of Landmark, as the transactions are between entities under common control, the statements of operations of the Partnership are adjusted retroactively as if the transactions occurred on the earliest date during which the entities were under common control. The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Drop-down Assets as if the Partnership owned the Drop-down Assets in all periods while under common control. The reconciliation presents our results of operations and financial position giving effect to the Drop-down Assets. The combined results of the Drop-down Assets prior to each transaction date are included in "Drop-down Assets Predecessor." The consolidated results of the Drop-down Assets after each transaction date are included in "Landmark Infrastructure Partners LP."
2. Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

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Landmark Infrastructure Partners LP Average of 22 Years of Experience with High Volume, Small Balance Real Property Asset Originations Years in Real Property Experience Name Title Select Prior Experience Tim Brazy CEO Co-Founder 30 Founder and CEO of Church Mortgage Acceptance Company (CMAC) Founder and Managing Partner of Atherton Capital and Shepherd Capital Co-Founder and President of FMAC Former real estate investment banker with Nomura / Eastdil MBA from Stanford Business School; B.S. from Caltech George Doyle CFO & Treasurer 13 EVP, CFO and Treasurer at Clearview Hotel Trust SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG LLP B.A. in Business Administration from Western Washington University; CPA Dan Parsons COO 20 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems MBA from USC 23

LANDMARK
INFRASTRUCTURE

Landmark Infrastructure Partners LP

Organizational Structure[1]


Landmark (Sponsor)
Subordinated and Common Units
15% LP Interest[2]
Public Unitholders
Common Units
85% LP Interest[2]
100% LLC Interest
Landmark Infrastructure Partners GP LLC (our General Partner)
Non-economic GP IDRs
Landmark InfrastructurePartners LP (NASDAQ Global Market: LMRK)(the Partnership)
Landmark Infrastructure REIT Subsidiary
Real Property Interest Assets

Recent Changes to Organizational Structure[1]:

- Moved the Partnership's assets under a REIT subsidiary
- Simplified Schedule K-1
- Unrelated Business Taxable Income ("UBTI") substantially eliminated
- Simplified state filing requirements

1. Reflects changes to organizational structure completed on July 31, 2017.
2. As of July 31, 2017.

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